AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 8, 2003
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

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     |X|  Soliciting Material Pursuant to Rule 14a-12

                              HERCULES INCORPORATED
                (Name of Registrant as Specified in Its Charter)

               HERCULES SHAREHOLDERS' COMMITTEE FOR NEW MANAGEMENT
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following material was provided to Institutional Shareholder Services in connection with a meeting on May 8, 2003]
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HERCULES CGQ DATA
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1. BOARD ISSUES
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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
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
     1      Board Composition         The Board is comprised    There are currently 13 members      2002 Proxy Statement.
                                      of a majority of          on the company's Board. Four of
                                      "independent" outsiders.  them were nominated by ISP and
                                                                elected by shareholders in
                                                                2001.  Dr. William Joyce, the
                                                                company's CEO, is a member of
                                                                the Board as well as his four
                                                                handpicked directors, all of
                                                                whom have prior relationships
                                                                with him and were appointed to
                                                                the Board without initially
                                                                being elected by shareholders.
                                                                To the best of our
                                                                recollection, with the
                                                                exception of one or two
                                                                isolated instances with respect
                                                                to one or two directors, the
                                                                majority directors have never
                                                                voted against Dr. Joyce's
                                                                position.
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     2      Nominating Committee      The nominating committee  Two of the members of the           2002 Proxy Statement; Bloomberg;
            Composition               is comprised solely of    nominating committee have prior     Board Minutes.
                                      "independent" outside     relationships with Dr. Joyce.
                                      directors.                In addition, despite being told
                                                                that committee assignments were
                                                                based on seniority, the Board
                                                                has refused to include any of
                                                                the four directors elected at
                                                                the 2001 annual meeting of
                                                                shareholders on the nominating
                                                                committee while appointing two
                                                                directors who were appointed to
                                                                the Board by the CEO after the
                                                                minority directors' election.
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     3      Compensation Committee    The compensation          Two of the four members of the      2002 Proxy Statement; Bloomberg;
            Composition               committee is comprised    compensation committee have         Board Minutes.
                                      solely of "independent"   prior relationships with Dr.
                                      outside directors.        Joyce.   Also, despite being
                                                                told that committee assignments
                                                                were based on seniority, the
                                                                Board has refused to appoint
                                                                Mr. Heyman, Mr. Kumar or Ms.
                                                                Schaffer (three minority
                                                                directors) to the audit or
                                                                compensation committees while
                                                                appointing two directors to
                                                                each of these committees who
                                                                were appointed to the Board by
                                                                the CEO after the minority
                                                                directors' election.
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     4      Governance Committee      The company does not                                          2002 Proxy Statement.
            Composition               have a separate
                                      committee that oversees
                                      governance issues.
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     5      Board Structure           The Board of Directors                                        2002 Proxy Statement.
                                      is classified.
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     6      Board Size                There are currently                                           2002 Proxy Statement; Article 6
                                      thirteen directors                                            of the Charter.
                                      serving on the Board.
                                      The charter provides
                                      that the Board must have
                                      between 7 and 18 members.
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     7      Cumulative Voting         Shareholders do not have  The company has a highly            2002 Proxy Statement; Article 2
            Rights                    cumulative voting rights  unusual bylaw election              Section 2 of the Bylaws.
                                      in director elections.    provision which the Board
                                                                interprets to require a
                                                                majority vote (not a plurality
                                                                as is seen in virtually all
                                                                companies) of the outstanding
                                                                shares of common stock for the
                                                                election of directors.  Despite
                                                                the insistence of the minority
                                                                directors, the Board has
                                                                refused to nullify this
                                                                provision.
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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
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
     8      Boards Served On          Dr. William Joyce, the    Dr. Joyce lives over 200 miles      2002 Proxy Statement.
                                      company's CEO, serves on  away from Wilmington, the city
                                      the boards of two or      in which the company has its
                                      fewer other companies.    headquarters, and he has
                                                                refused to move closer to
                                                                Wilmington.
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     9      Former CEOs               No former CEO of the                                          2002 Proxy Statement; Bloomberg.
                                      company serves on the
                                      Board.

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     10     Chairman/CEO Separation   Dr. William Joyce is      Four current directors, who         2002 Proxy Statement; Bloomberg;
                                      both the Chairman and     have joined the company's Board     Various Press Releases
                                      Chief Executive Officer   without shareholder approval        disclosing the company's
                                      of the company.           since Dr. Joyce became CEO,         earnings.
                                                                have prior ties with Dr. Joyce
                                                                and, to the best or our
                                                                recollection, have never voted
                                                                against Dr. Joyce's position. In
                                                                addition, Dr. Joyce has refused
                                                                to appoint a CFO, has been
                                                                acting as the company's CFO and
                                                                serves on the Board's Finance
                                                                Committee (and even served as
                                                                Chairman of this committee for
                                                                two meetings). We believe this
                                                                is particularly troubling given
                                                                the company's myriad of
                                                                financial problems including
                                                                the need to restructure the
                                                                company's long-term debt and
                                                                its significant pension and
                                                                asbestos exposures.  Moreover,
                                                                under Dr. Joyce's leadership,
                                                                the company has taken
                                                                substantial "non-recurring"
                                                                charges in all 7 full reported
                                                                quarters since he came to the
                                                                company despite the SEC's
                                                                increasing concern about the
                                                                misuse of pro-forma earnings.
                                                                In fact, over these 7 quarters,
                                                                the company has reported $384
                                                                million in net, after tax,
                                                                "non-recurring" charges while
                                                                only recording about $78
                                                                million in "pro-forma"
                                                                earnings.  Finally, it should
                                                                be noted that the company has
                                                                filed its periodic reports late
                                                                four times since the beginning
                                                                of 2001, including the first
                                                                certification required by the
                                                                Sarbanes-Oxley Act of 2002.
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     11     Board Guidelines          The company does not
                                      have Board guidelines.
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     12     Withhold Votes            At the Company's 1991                                         The Rights Agreement dated
                                      annual meeting of                                             August 4, 2000 between the
                                      stockholders, a majority                                      company and Chasemellon
                                      of stockholders voted to                                      Shareholder Services L.L.C. and
                                      redeem or submit the                                          the company's 10-Q for the
                                      Company's then existing                                       quarter ended March 31, 1991.
                                      rights plan to a binding
                                      stockholder vote.  Such
                                      rights plan was
                                      eventually redeemed by
                                      the Board prior to its
                                      expiration. However, in
                                      August 2000, the Board
                                      of Directors adopted the
                                      Company's current rights
                                      plan, without
                                      shareholder approval.
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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
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
     13     Change Board Size         The Charter and By-laws                                       Charter/By-laws.
                                      of the company do not
                                      require stockholder
                                      approval and the company
                                      does not have a written
                                      policy for
                                      increasing/decreasing
                                      the size of the Board.
                                      In 2001, after the
                                      Board's nominees had
                                      been defeated at the
                                      Company's 2001 annual
                                      meeting of stockholders,
                                      the Board of Directors,
                                      without stockholder
                                      approval, increased its
                                      size by one in order to
                                      reinstate one of the
                                      defeated directors to
                                      the Board.
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     14     Board Attendance          Two majority directors                                        Board Minutes.
                                      attended less than 75%
                                      of the Board meetings
                                      last year.
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     15     Board Vacancies           Any vacancies occurring   All of the vacancies in the         By-laws, Art II, Section 4;
                                      on the Board of           last two and a half years have      Charter Article 6, Sections 1
                                      Directors, whether by     been filled with individuals        and 2; Bloomberg.
                                      death, resignation,       that have prior ties with Dr.
                                      removal or an increase    Joyce.  In addition, in 2001,
                                      in the number of          after the Board's nominees had
                                      directors or otherwise    been defeated at the Company's
                                      may be filled by the      2001 annual meeting of
                                      affirmative vote of a     stockholders, the Board of
                                      majority of the           Directors, without stockholder
                                      remaining directors,      approval, increased its size by
                                      even though less than a   one in order to reinstate one
                                      quorum.  The company's    of the defeated directors to
                                      practice has been to      the Board.  To the best of our
                                      fill vacancies without a  recollection, Dr. Joyce's
                                      shareholder vote          handpicked directors have never
                                      (vacancies have been      voted against his position.
                                      filled four times in the
                                      last two and a half
                                      years without
                                      shareholder approval).
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     16     Boards Served on -        The company does not
            Other than the CEO        have a policy that
                                      limits the number of
                                      other boards that
                                      directors may serve on.
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     17     Related Party             No "related party"                                            2002 Proxy Statement.
            Transaction               transactions in which
                                      the CEO is a party have
                                      been disclosed.

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2. AUDIT
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     18     Audit Committee           The audit committee does                                      2002 Proxy Statement.
            Composition               not include insiders or
                                      affiliated outsiders.
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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
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
     19     Audit Fees                For 2002, the total fees  The company's relationship with     2001 Proxy Statement; 2002 Proxy
                                      paid by the company to    its auditor in 2002 is              Statement; Information provided
                                      its auditor was $21.1     consistent with the company's       by management to the Board.
                                      million.  Of this         pattern of engaging its
                                      amount, the fees paid by  "independent" auditor for
                                      the company for           non-audit services.  In
                                      recurring audit related   particular, in 2000, the
                                      services was $3.1         company paid $2.1 million in
                                      million (an additional    audit fees and $8.6 million in
                                      $1.8 million was paid     non-audit fees to its
                                      for tax compliance        accounting firm and, in 2001,
                                      services) while the       the company paid $2 million in
                                      company's auditor was     audit fees and $8.7 million in
                                      paid $9.9 million in      non-audit fees to its
                                      fees for non-audit        accounting firm (although it
                                      related services.  (It    should be noted that an
                                      should be noted that in   additional $8.2 million was
                                      addition to the fees      billed by the company's
                                      described above, $6.3     accountants in 2001 for audit
                                      million in fees were      and other services rendered in
                                      paid in 2002 for audit    2000 and 2001 in connection
                                      related services          with the company's amendment of
                                      provided in connection    its credit facilities).  In
                                      with one-time events      addition, the total fees paid
                                      including the company's   by the company to its auditor
                                      sale of its               in both 2001 ($18.9 million)
                                      Betz-Dearborn business    and 2002 ($21.1 million) was
                                      and its amendment of its  greater than any company in the
                                      credit facilities.)       S&P 500 Chemicals Index other
                                                                than DuPont, which is more than
                                                                10 times the size of Hercules.
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     20     Auditor Rotation          The company does not
                                      have a policy of
                                      rotating auditing firms.
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     21     Audit Ratification        The company's selection                                       2002 Proxy Statement.
                                      of an independent
                                      accounting firm was put
                                      up for shareholder
                                      ratification last year.

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3. CHARTER AND BYLAWS
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      22    Poison Pills Adoption     The company has a poison  The poison pill was adopted         The Rights Agreement dated
                                      pill in place that was    less than two weeks after ISP       August 4, 2000 between the
                                      not approved by           publicly reported acquiring         company and Chasemellon
                                      shareholders.             9.9% of the company's shares.       Shareholder Services L.L.C. and
                                                                This poison pill was then used      the company's 10-Q for the
                                                                to deny the company's               quarter ended March 31, 1991.
                                                                shareholders the right to
                                                                consider a proposal by ISP to
                                                                acquire an additional 25
                                                                million shares for $17.50 per
                                                                share in cash - thereby costing
                                                                the company's shareholders $185
                                                                million (based on recent market
                                                                prices).  Thereafter, even
                                                                after ISP responded to the
                                                                company's stated concern by
                                                                offering a standstill agreement
                                                                that would prevent it from ever
                                                                acquiring control of the
                                                                company, the Board refused to
                                                                amend the poison pill to
                                                                increase the trigger to 15%.
                                                                In fact, Dr. Joyce indicated
                                                                that he would only consider a
                                                                change in the threshold if ISP
                                                                would agree not to contest his
                                                                reelection, which ISP obviously
                                                                rejected.  Finally, it should
                                                                be noted that this poison pill
                                                                was adopted by the Board,
                                                                without a shareholder vote,
                                                                despite the fact that, in 1991,
                                                                a non-binding proposal to
                                                                redeem the company's
                                                                then-existing poison pill, or
                                                                submit it to a shareholder
                                                                vote, was approved by
                                                                shareholders.
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      23      Poison Pill Features    The company's poison                                          The Rights Agreement dated
              - Sunset Provision      pill does not contain a                                       August 4, 2000 between the
                                      sunset provision (a                                           company and Chasemellon
                                      provision requiring                                           Shareholder Services L.L.C.
                                      reapproval of the plan
                                      at least every three
                                      years).
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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
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
      24      Poison Pill Features    The poison pill does not                                      The Rights Agreement dated
              - Qualified Offer       contain a qualified                                           August 4, 2000 between the
              Clause Provision        offer clause.                                                 company and Chasemellon
                                                                                                    Shareholder Services L.L.C.
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      25      Poison Pill Features    The poison pill contains  According to an Investor            The Rights Agreement dated
              - Trigger Provision     a trigger provision of    Responsibility Research Center      August 4, 2000 between the
                                      10%.                      study of more than 2,000            company and Chasemellon
                                                                companies with poison pills,        Shareholder Services L.L.C.;
                                                                only 6% have 10% triggers.          IRRC Governance Research
                                                                                                    Service, Report on Poison Pills,
                                                                                                    dated February 2003
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      26      Amendment to the        In order to amend, alter                                      Charter, Art. 6, Sec I, 5 and 6
              Charter / Bylaws        or repeal certain                                             and Charter, Art. 9, Sec VI.
                                      provisions of the
                                      charter and bylaws (or
                                      to adopt any provision
                                      inconsistent therewith),
                                      the affirmative vote of
                                      the holders of at least
                                      80% of the voting power
                                      of all the shares
                                      entitled to vote in the
                                      election of directors,
                                      voting together as a
                                      single class, is
                                      required.
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      27      Approval of Mergers     Certain extraordinary     It should be noted that,            Article 9 of the Charter and
                                      transactions, including   despite the urging of major         Board Minutes
                                      a merger or               institutional shareholders and
                                      consolidation of the      certain directors, the Board
                                      company, with an          refused to allow the company's
                                      Interested Stockholder    shareholders to vote on the
                                      (as defined in the        2002 sale of the BetzDearborn
                                      Charter, generally        business, which accounted for a
                                      speaking a shareholder    significant amount of the
                                      that holds a stake of     company's assets.
                                      10% or more of the
                                      voting power of the
                                      company) or any
                                      affiliate thereof
                                      require the affirmative
                                      vote of holders of at
                                      least 80% of the voting
                                      power of the then
                                      outstanding shares of
                                      capital stock of the
                                      company entitled to vote
                                      generally in the
                                      election of directors
                                      (Charter, Art. 9, Sec
                                      I).  Supermajority
                                      approval, however, is
                                      not required if the
                                      extraordinary
                                      transaction was approved
                                      by the majority of the
                                      Disinterested Directors
                                      (as defined therein) and
                                      complies with the other
                                      requirements of Art. 9,
                                      Sec. II of the Charter.
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      28      Written Consent         Shareholders can not act                                      By-laws, Art. I, Section 11,
                                      by written consent.                                           Charter, Art. 6, Sec I, 4
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      29      Special meetings        Unless otherwise                                              By-laws, Art. I, Section 2.
                                      prescribed by law,
                                      special meetings of
                                      shareholders may not be
                                      called by shareholders;
                                      special meetings can
                                      only be called by the
                                      Chairman of the Board,
                                      the CEO, the President
                                      or a majority of the
                                      Board of Directors.
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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
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
      30      Board Amendments        The company's Board of                                        By-laws, Art. VII, Section 1;
                                      Directors is authorized                                       Charter, Art. 6, Section I, 5.
                                      to make, alter, amend or
                                      repeal from time to time
                                      the By-laws, without
                                      subsequent ratification
                                      through a shareholder
                                      vote. Additionally,
                                      shareholders may amend
                                      or repeal the By-laws by
                                      a majority vote of the
                                      holders of capital stock
                                      entitled to vote thereon
                                      at any shareholders
                                      meeting, provided that
                                      notice of such proposed
                                      amendment or repeal is
                                      included in the notice
                                      of such meeting.
                                      However, in order to
                                      amend, alter or repeal
                                      certain provisions of
                                      the  bylaws (or to adopt
                                      any provision
                                      inconsistent therewith),
                                      the affirmative vote of
                                      the holders of at least
                                      80% of the voting power
                                      of all the shares
                                      entitled to vote in the
                                      election of directors,
                                      voting together as a
                                      single class, is
                                      required.
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      31      Capital Structure       The company is                                                Certificate of Amendment to the
                                      authorized to issue                                           company's Restated Certificate
                                      302,000,000 shares, of                                        of Incorporation.
                                      which 300,000,000 shall
                                      be shares of common
                                      stock and the remaining
                                      2,000,000 shall be
                                      shares of preferred
                                      stock. The preferred
                                      stock is blank check and
                                      could be used to prevent
                                      consummation of a
                                      transaction opposed by
                                      management.
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      32      Poison Pill Features    The company's poison                                          The Rights Agreement dated
              - Tide Provision        pill does not contain a                                       August 4, 2000 between the
                                      TIDE (Three-Year                                              company and Chasemellon
                                      Independent Director                                          Shareholder Services L.L.C.
                                      Evaluation) provision.

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4. STATE OF INCORPORATION
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      33      Anti-Takeover           The company is                                                Delaware General Corporation Law
              Provisions              incorporated in a state                                       Section 203.
                                      with anti-takeover
                                      provisions.
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      34      Acquisition Statute     The company is not
                                      subject to a control
                                      share acquisition
                                      statute.
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      35      Cash-out Statue         The company is
                                      incorporated in a state
                                      without a cash-out
                                      statute.
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      36      Freezeout provision     The company is subject                                        Delaware General Corporation Law
                                      to a freezeout provision.                                     Section 203.
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      37      Fair Price Provision    The company is
                                      incorporated in a state
                                      without a fair price
                                      provision.
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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
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
      38      Stakeholder Laws        The company is not
                                      subject to a stakeholder
                                      law.
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      39      Endorsement of          Even though Delaware
              Poison Pills            General Corporation Law
                                      does not have a statute
                                      that expressly endorses
                                      poison pills, case law
                                      and corporate practice
                                      in the state approve the
                                      use of rights plans by
                                      Delaware entities.

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5. EXECUTIVE AND DIRECTOR COMPENSATION
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      40      ISS Vote based on      The last time ISS                                              ISS proxy analysis (5/31/2002).
              plan cost              evaluated the company's
                                     option plans, ISS deemed
                                     the shareholder value
                                     transfer of the plan to
                                     be reasonable.
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      41      Options Repricing      Options have not been      It should be noted that,            2002, 2001 and 2000 Proxy
                                     repriced without           partially in recognition of         Statements; Board Minutes.
                                     shareholder approval       the fact that recent stock
                                     during the past three      option grants were "out of the
                                     years                      money", the Board, in lieu of
                                                                repricing options, recently
                                                                decided to take the further
                                                                step of granting restricted
                                                                stock awards instead of stock
                                                                options to senior management
                                                                as part of their 2003
                                                                compensation package.
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      42      Repricing prohibited   The Hercules Long-Term                                         The Hercules Long-Term Incentive
                                     Incentive Compensation                                         Compensation Plan; The
                                     Plan expressly prohibits                                       Nonemployee Director Stock
                                     repricing. The Non-                                            Accumulation Plan; 2002 Proxy
                                     Employee Director Stock                                        Statement.
                                     Accumulation Plan does
                                     not expressly prohibit
                                     repricing.
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      43      Shareholder Approval   All stock-based incentive  The restricted stock grants         Board Minutes
              of Stock-incentive     plans have been approved   recently approved by the Board
              plans                  by shareholders. How-      were intentionally chosen
                                     ever, changes to such      rather than options because
                                     plans which were adopted   the Board could not, it was
                                     in 2000 by the company's   acknowledged, deliver
                                     Board (including a change  equivalent value in stock
                                     in the definition of       options without securing
                                     "change of control" to     further shareholder
                                     include a shift in the     authorization.
                                     composition of a
                                     majority of the directors
                                     as a result of a proxy
                                     contest which will
                                     accelerate the vesting of
                                     all awards) were never
                                     disclosed to shareholders
                                     even though the company
                                     solicited votes in 2002
                                     to extend the term of the
                                     plan and to increase the
                                     maximum annual awards that
                                     an individual may receive.
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      44      Committee Interlocks   There are no interlocks    Two of the four members of the      Bloomberg.
                                     among compensation         compensation committee were
                                     committee members.         handpicked by Dr. Joyce and
                                                                have prior relationships with
                                                                him.
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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
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
      45      Director Compensation  Directors receive the      In addition, the compensation       2001 and 2002 Proxy Statement.
                                     majority of their          of non-employee directors was
                                     compensation in cash and   increased by almost 100% in
                                     the balance of their       October 2002 despite the
                                     compensation in the form   objection of the minority
                                     of equity. However, the    directors.  Moreover, only
                                     shares granted to          after the minority directors
                                     directors are issued at    were elected and demanded its
                                     a 15% discount to their    termination did the company
                                     fair market value.         terminate a program pursuant
                                                                to which million dollar gifts
                                                                were made to charitable
                                                                organizations on behalf of
                                                                directors.
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      46      Pension Plans          To our knowledge, non-
                                     employee directors do
                                     not participate in the
                                     company's pension plan.
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      47      Option Expensing       The company does not       The minority directors have         Form 10-K for the year ended
                                     expense stock option       requested that the company          12/31/02 and Board Minutes;
                                     grants on its income       expense stock option grants;        Chemicals Stock Option Update
                                     statement.                 however, the majority of the        issued by Deutsche Bank
                                                                Board has not acted upon such       Securities Inc. on April 21,
                                                                request.  In addition,              2003.
                                                                according to a study of 25
                                                                chemical companies published
                                                                by Deutsche Bank Securities,
                                                                the company would have had the
                                                                4th highest fair value stock
                                                                option expense as a percentage
                                                                of 2002 earnings per share.
------------------------------------------------------------------------------------------------------------------------------------
      48      Option Burn Rate       The aggregate amount of                                        Form 10-K for the year ended
                                     options granted in the                                         12/31/02.
                                     last 3 years is 8,443,999.
                                     This amount is equal to
                                     7.72% of the total out-
                                     standing shares of the
                                     company's common stock
                                     (109,361,651). Therefore,
                                     the average options
                                     granted in the past three
                                     years as a percentage of
                                     basic shares outstanding
                                     exceeds 2% (2.24%).
------------------------------------------------------------------------------------------------------------------------------------
      49      Corporate Loans        The company's option
                                     plans do not provide for
                                     company loans to employees.

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6. QUALITATIVE FACTORS
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      50      Mandatory Retirement    The company does not                                          2002 Proxy Statement.
              Age for Directors       have a mandatory
                                      retirement age for
                                      directors.
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      51      Term Limits             The company does not      Several current directors have      2002 Proxy Statement.
                                      have term limits for      been serving since 1993.
                                      directors.
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

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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
------------------------------------------------------------------------------------------------------------------------------------
      52      Board Performance       The company does not      It should be noted that the         Board Minutes.
              Reviews                 have a policy pursuant    management objectives set forth
                                      to which the Board        by the Board's Compensation
                                      reviews its own           Committee for the company's
                                      performance regularly.    chairman and CEO were limited
                                                                almost exclusively to cost
                                                                reduction and other
                                                                measurements directly related
                                                                thereto.  By way of just one
                                                                example, management of the
                                                                company's two principal
                                                                non-operating issues, its
                                                                pension and asbestos exposures,
                                                                which resulted last year in
                                                                pre-tax charges to earnings of
                                                                more than $600 million, were
                                                                not even mentioned in Dr.
                                                                Joyce's 2002 management
                                                                objectives.  Moreover, we
                                                                believe that the Board has
                                                                failed to make sure that the
                                                                CEO's compensation arrangement
                                                                is designed to closely align
                                                                his interests with those of the
                                                                company's shareholders.  By way
                                                                of example, under Dr. Joyce's
                                                                employment contract, he would
                                                                have been paid more money had
                                                                the company been sold for $9
                                                                per share in his first year of
                                                                employment (even though it
                                                                closed at $12 per share on the
                                                                day he was elected CEO) than if
                                                                he had effectuated a turnaround
                                                                of the company's businesses,
                                                                helping to propel the company's
                                                                stock to $19 per share during
                                                                the same period of time.
------------------------------------------------------------------------------------------------------------------------------------
      53      Outside Directors       Except to consider a      Meetings without the CEO            Board Minutes.
              Meet without CEO        matter in which the CEO   present were held only after
                                      might have an interest,   the minority directors insisted
                                      outside directors do not  on it.
                                      meet without the CEO
                                      present.
------------------------------------------------------------------------------------------------------------------------------------
      54      CEO Succession Plan     The company has neither   The lack of a CEO succession        Board Minutes.
                                      a CEO succession plan     plan is particularly troubling
                                      nor a policy in that      given Dr. Joyce's age and the
                                      regard.                   circumstances under which he
                                                                was brought to the company.
                                                                The company does not have a
                                                                president, COO or CFO nor has
                                                                it taken any action to retain a
                                                                person in any of these
                                                                positions.
------------------------------------------------------------------------------------------------------------------------------------
      55      Outside Advisors        There is no express       Contrary to the wishes of the       Board Minutes.
                                      authority that permits    minority directors, the outside
                                      the outside directors to  directors have been reluctant
                                      hire their own advisors.  to hire outside advisors other
                                                                than the historical advisors of
                                                                the company.
------------------------------------------------------------------------------------------------------------------------------------
      56      Directors Resignation   There is no disclosure
                                      of a policy that
                                      directors are required
                                      to submit a letter of
                                      resignation upon a job
                                      change.

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7. OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
      57      Stock Ownership         All directors own         Other than Mr. Heyman, the          2002 Proxy Statement and
                                      securities of the         company's directors were            Forms 3s, 4s and 5s of
                                      company.                  granted a significant portion       directors.
                                                                of their shares for their
                                                                service on the company's
                                                                Board.  In fact, three current
                                                                directors (one-third of the
                                                                majority directors), including
                                                                Dr. Joyce, have never purchased
                                                                a single share of company stock.
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

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  ISSUE ID       RATING ISSUE                 RESPONSE                ADDITIONAL COMMENTS                    DATA SOURCE
------------------------------------------------------------------------------------------------------------------------------------
      58      Stock Ownership         The company has stock     The Company has entered into        2002 Proxy Statement.
              Guidelines for          ownership guidelines for  change of control agreements
              Executives              executives, although it   with several executives that
                                      is not clear whether      were not approved by
                                      such guidelines are       shareholders. Pursuant to such
                                      being followed or         agreements, certain executives
                                      enforced.                 may receive in excess of three
                                                                times their base salary and
                                                                bonus upon a change of
                                                                control.  We estimate that
                                                                these agreements will have a
                                                                potential cost to the company
                                                                of well in excess of $10
                                                                million.  In addition, the
                                                                restricted stock awards granted
                                                                to management last month are
                                                                another form of "golden
                                                                parachute" which could have a
                                                                potential cost to shareholders
                                                                of more than $10 million.
------------------------------------------------------------------------------------------------------------------------------------
      59      Stock Ownership         The company has stock                                         Board Minutes.
              Guidelines for          ownership guidelines for
              Directors               directors.
------------------------------------------------------------------------------------------------------------------------------------
      60      Officers and            Officers and directors                                        2002 Proxy Statement;
              Directors Ownership     other than Mr. Samuel                                         Preliminary Proxy Statement
                                      Heyman own less than 1%                                       filed by the Hercules
                                      of the company's                                              Shareholders' Committee for
                                      outstanding shares.  Mr.                                      New Management.
                                      Heyman may be deemed to
                                      beneficially own
                                      approximately 9.1% of
                                      the company's
                                      outstanding shares.

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8. DIRECTOR EDUCATION
------------------------------------------------------------------------------------------------------------------------------------
 61           Director Education      To our knowledge, no
                                      directors have
                                      participated in an ISS
                                      accredited director
                                      education program.
------------------------------------------------------------------------------------------------------------------------------------

International Specialty Products Inc., Samuel J. Heyman, Raymond S. Troubh, Sunil Kumar, Gloria Schaffer, Harry Fields, Anthony T. Kronman, Vincent Tese and Gerald Tsai, Jr. and certain other persons may be deemed participants in the solicitation of proxies from the shareholders of Hercules Incorporated ("Hercules") in connection with Hercules' 2003 Annual Meeting of Shareholders. Information concerning such participants is available in the Hercules Shareholders' Committee for New Management's (the "Committee") revised preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") filed by the Committee with the Securities and Exchange Commission (the "SEC") on May 6, 2003.


SHAREHOLDERS OF HERCULES ARE ADVISED TO READ THE COMMITTEE'S DEFINITIVE PROXY STATEMENT (THE "DEFINITIVE PROXY STATEMENT") IN CONNECTION WITH THE COMMITTEE'S SOLICITATION OF PROXIES FROM HERCULES SHAREHOLDERS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders of Hercules and other interested parties may obtain, free of charge, copies of the Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and any other documents filed by the Committee with the SEC, at the SEC's Internet website at www.sec.gov. The Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and these other documents may also be obtained free of charge by contacting Georgeson Shareholder Communications Inc., the firm assisting the Committee in the solicitation of proxies, toll-free at 1-866-288-2190.

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